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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 3, 1997
                        (Date of earliest event reported)


                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-21126                77-0204341
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


    2801 MISSION COLLEGE BOULEVARD, SANTA CLARA, CA          95052-8058
     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (415) 588-8000


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Item 5.  Other Events.
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         On November 3, 1997, S3 Incorporated (the "Company") issued a press release concerning the discovery of errors in the timing of its recognition of sales to international distributors and the anticipated restatement of the Company's financial statements to reflect adjustments to revenue that will decrease revenue and net income from previously reported amounts. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits

         99.1     Press release dated November 3, 1997.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  November 4, 1997.


                                         S3 INCORPORATED



                                         By        /s/ Walt Amaral
                                           -------------------------------------
                                            Walt Amaral, Chief Financial Officer

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                                  EXHIBIT INDEX
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EXHIBIT
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   99.1           Press release dated November 3, 1997.

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